UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 24, 2021

Pharmagreen Biotech, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56090	26-1679929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2987 Blackbear Court, Coquitlam, British Columbia, V3E 3A2, Canada

(Address of principal executive offices, including zip code)

(702) 803-9404

(Registrant’s telephone number, including area code)

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Production and Broadcast Agreement

Effective August 23, 2021, we entered into a Production and Broadcast Agreement (the “Broadcast Agreement”) with New to the Street Group LLC. The term of the Broadcast Agreement is one year. Pursuant to the terms of the Broadcast Agreement, New to the Street is to provide the following strategic services:

-	Special Edition Commercials, Production and Broadcasting:

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50 (30-second commercials) per months and 50 (15-second commercials) per month, 100 total; Newsmax, CNBC, CNN, FOX NEWS, Headline News, Bloomberg T.V., Fox Business and The Weather Channel; Production included.

-	We have the option at any time to add an additional 100 commercials per month at a cost of $40,000 per month.

In payment of New to the Street’s services under the Broadcast Agreement, we have elected to issue 6,000,000 shares of restricted stock to New to the Street, in payment of the first three months’ fees under the Broadcast Agreement. We are entitled to pay for the remaining months under the Broadcast Agreement ($40,000 per month) in cash or in shares of restricted stock, in our sole discretion.

Services Agreement

Effective August 20, 2021, we entered into a Services Agreement (the “Services Agreement”) with FlinnWest Solutions. In payment of a total of $26,500 (CA), $13,125 payable upon signing and $13,125 payable thirty days after the qualification of our currently pending Offering Statement on Form 1-A, FlinnWest is to provide the following strategic services:

-	website landing page;

-	pitch deck;

-	2D explainer video; and

-	CRM Build.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.:	Description of Exhibit
10.1	Production and Broadcast Agreement between Registrant and New to the Street Group LLC.
10.2	Services Agreement between Registrant and FlinnWest Solutions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

PHARMAGREEN BIOTECH, INC.

Date: August 24, 2021	By:	/s/ Peter Wojcik
Peter Wojcik
Chief Executive Officer, Director

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